Vanguard Funds

Supplement Dated October 17, 2024, to the Statement of Additional Information
Leadership Announcements
Effective October 14, 2024, Tonya T. Robinson became General Counsel and Managing Director of Vanguard. Also effective October 14, 2024, Ms. Robinson was elected Secretary of each of the Vanguard funds.
Additionally, effective October 14, 2024, Carrie Simons resigned as Interim Secretary of each of the Vanguard funds.
Statement of Additional Information Text Changes
All references to Carrie Simons are hereby deleted in their entirety.
In the Management of the Fund(s) section under “Officers and Trustees,” Ms. Robinson’s biographical information is added as follows:
Name, Year of Birth	Position(s) Held With Funds	Vanguard Funds’ Trustee/ Officer Since	Principal Occupation(s) During the Past Five Years, Outside Directorships, and Other Experience	Number of Vanguard Funds Overseen by Trustee/Officer
Tonya T. Robinson (1970)	Secretary	October 2024
General Counsel of Vanguard (October 2024–present).
Secretary (October 2024–present) of Vanguard and of
each of the investment companies served by Vanguard.
Managing director (October 2024–present) of Vanguard.
General Counsel (2017–2024) and Vice Chair for Legal,
Regulatory and Compliance (2019–2024) at KPMG LLP.
Member of the board of the National Women’s Law
Center and the National Women’s Law Center Action
Fund. Member of the board of the Ethics Research
Center. Member of the board of visitors for the Duke
University Sanford School of Public Policy. Member of
the Advisory Council for the Diversity Lab. Member of the
Pro Bono Institute Corporate Pro Bono Advisory Board.
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SAI ALL6 102024